As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No. 333-102139 and

811-05301

AIG LIFE INSURANCE COMPANY

VARIABLE ACCOUNT 1

SUPPLEMENT TO THE PROSPECTUS

DATED AUGUST 12, 2005:

AllianceBernstein Ovation Variable Annuity (O-3212-PRO)

AllianceBernstein Ovation Advisor Variable Annuity (O-3212-PRA)

Effective August 10, 2005, the AllianceBernstein Total Return, AllianceBernstein International and AllianceBernstein Worldwide Privatization Portfolios were renamed and their investment policies conformed to those of their retail AllianceBernstein Fund counterparts.

Previous Name		New Name
AllianceBernstein Total Return Portfolio	→	AllianceBernstein Balanced Shares Portfolio
AllianceBernstein Worldwide Privatization Portfolio	→	AllianceBernstein International Portfolio Growth Portfolio
AllianceBernstein International Portfolio	→	AllianceBernstein International Research Growth Portfolio

Date: September 6, 2005

Please keep this Supplement with your Prospectus